UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2021 (September 17, 2021)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

(a)  On September 17, 2021, Boston Omaha Corporation (the "Company") established the close of business on September 17, 2021 as the record date for the Company's Annual Meeting of Stockholders to be held on November 13, 2021.

(b)  On September 21, 2021, the Company filed a prospectus supplement (the "Prospectus Supplement") to its effective shelf registration statement on Form S-3ASR (File No. 333-254870) filed with the Securities and Exchange Commission on March 30, 2021. This Prospectus Supplement relates to the registering for resale of shares of the Company's Class A common stock held by the Massachusetts Institute of Technology (“MIT”),  238 Plan Associates LLC (an MIT managed pension and benefits fund)  (“238 Plan Associates”), and a limited partnership holding Class A common stock for the economic benefit of MIT (together, with MIT and 238 Plan Associates, collectively, the “MIT Entities”) for up to an aggregate of 9,698,705 shares of  Class A common stock. The MIT Entities are parties to a Registration Rights Agreement dated March 6, 2018, which they entered into with the Company pursuant to the terms of the Class A Common Stock Purchase Agreement dated February 22, 2018, and are the owners of our Class A common stock through that transaction and prior securities purchase transactions.

In connection with the filing of the Prospectus Supplement, the Company is filing an opinion of its counsel, Gennari Aronson, LLP, regarding the legality of the common stock being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
5.1	Opinion of Gennari Aronson, LLP
23.1	Consent of Gennari Aronson LLP (contained in Exhibit No. 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: September 21, 2021

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